UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2019

BARRETT BUSINESS SERVICES, INC.

(Exact name of registrant as specified in charter)

Maryland	0-21886	52-0812977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8100 N.E. Parkway Drive, Suite 200 Vancouver, Washington	98662
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (360) 828-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	BBSI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On October 17, 2019, the Board of Directors (the "Board") of Barrett Business Services, Inc. (the "Company"), approved an increase in the number of positions on the Board from seven to eight and appointed Diane L. Dewbrey to fill the vacancy resulting from the increase, effective October 17, 2019, to serve until the Company's 2020 annual meeting of stockholders, at which time she is expected to stand for re-election. The Board has also appointed Ms. Dewbrey to serve as an additional member of each of the Risk Management Committee and Nominating and Governance Committee, effective concurrently with her appointment as a director.

Ms. Dewbrey will be compensated for her services as a director consistent with the Company's standard practices for non-employee directors. The current applicable standard arrangements provide for payment of an annual cash retainer of $60,000, payable in monthly installments, and an annual award of restricted stock units ("RSUs") with a value of $62,500 on the grant date. Each RSU represents a contingent right to receive one share of the Company’s Common Stock. The RSUs vest in full one year following the grant date. In addition, as a member of each of the Risk Management Committee and Nominating and Governance Committee, Ms. Dewbrey will receive an additional annual cash retainer of $5,000 and $3,750, respectively, for such committee service.

There are no transactions in which Ms. Dewbrey has an interest requiring disclosure under Item 404(a) of Regulation S-K. There are no family relationships between her and any other executive officer or director of the Company. Other than the compensation arrangements described above, there is no arrangement or understanding between Ms. Dewbrey and any other persons or entities pursuant to which Ms. Dewbrey was appointed as a director of the Company.

Item 7.01. Regulation FD Disclosure.

On October 23, 2019, the Company issued a press release announcing Ms. Dewbrey’s appointment to the Board. The press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits: The following exhibit is furnished with this Form 8-K:

Exhibit No.	Description
99.1	Press Release dated October 23, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARRETT BUSINESS SERVICES, INC.
Dated: October 23, 2019	By:	/s/ Gary Kramer
Gary E. Kramer Vice President-Finance, Treasurer and Secretary

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